UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ALTO NEUROSCIENCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This communication presents only an Your Vote Counts! overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot ALTO NEUROSCIENCE, INC. use this notice to vote your shares. We encourage you to access and review all 2025 Annual Meeting of the important information contained Vote in advance by May 12, 2025 in the proxy materials before voting. 11:59 PM ET ALTO NEUROSCIENCE, INC. 650 CASTRO STREET, SUITE 450 MOUNTAIN VIEW, CA 94041 V65340-P22265 You invested in ALTO NEUROSCIENCE, INC. and it’s time to vote! Stockholders of record as of the close of business on March 17, 2025 have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 13, 2025. Get informed before you vote View the 2024 Annual Report on Form 10-K, Notice, and Proxy Statement online at www.ProxyVote.com, OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 13, 2025 8:30 a.m., Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/ANRO2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect the Board’s Class I Director nominee, Husseini Manji, to the Board of Directors to hold office until the 2028 Annual Meeting of Stockholders. Nominee: 1a. Husseini Manji For 2. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent For registered public accounting firm of the Company for the year ending December 31, 2025. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V65341-P22265